Prospectus Supplement	March 31, 2006

PUTNAM VARIABLE TRUST	Prospectuses dated April 30, 2005

In the section entitled “Who manages the funds?” the information with respect to Putnam VT Voyager Fund (to the extent that this prospectus offers this fund) is supplemented to reflect that the members of the Large-Cap Growth Team primarily responsible for the day-to-day management of the fund’s portfolio are now solely Robert Ginsberg (Portfolio Leader) and Kelly Morgan (Portfolio Leader).

HV-5767

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